Exhibit 10.9

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	1

2. AMENDMENT/MODIFICATION NO. 109	3. EFFECTIVE DATE 10/02/2017	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D.  OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this administrative modification is to incorporate the following change to

Attachment-8 of the ACN-13-FX contract:

Update Attachment-8 effective October 2, 2017 to include a list of U.S. Postal Inspection

Service contacts (Attachment-8A) and a list of FedEx security contacts (Attachment-8B).

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/29/2024

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ron D. Stevens, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ RON D. STEVENS (Signature of person authorized to sign)	15C. DATE SIGNED 11-1-17	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 11/7/17

Attachment A (to Attachment 8)

Postal Contact Listing for Inspectors

October 2, 2017

DIVISIONS and DISTRICTS	CONTACT
BOSTON	Jay Bunaskavich
Albany District
Western District of New York
Greater Boston District
Connecticut Valley District
Northern New England

CHARLOTTE	Margaret Greene
Greensboro District
Greater S. Carolina District
Mid-Carolina District
Atlanta District
Tennessee District

CHICAGO	Derrick Jones
Chicago District
Gateway District
Central IL District
Lakeland District
Northern IL District

DENVER	Pam Durkee
Hawkeye District
Mid-America District
Northland District
Dakotas District
Central Plains District
Colorado/Wyoming District

DETROIT	Felicia George
Greater Michigan District
Southeast Michigan District
Detroit District

INDIANAPOLIS	Kenny Miller
Greater Indiana District

FORT WORTH	Tyrone Cox
Arkansas District
Dallas District
Fort Worth District
Oklahoma District

HOUSTON	Stephanie Houston
Houston District
Alabama District
Mississippi District
Louisiana District
Rio Grande District

LOS ANGELES	Rebecca Knowles
Los Angeles District
Sierra Coastal District
Santa Ana District
San Diego District

MIAMI	Jeffrey M. Esser
Suncoast District
North Florida District
Central Florida District
South Florida District

NEW YORK	Gary Artinger
Triboro District
Westchester District
New York District
Long Island District

NEWARK	Paul Loney
Northern New Jersey District
Central New Jersey District
Caribbean District

PHILADELPHIA	Juanita Waters
Central PA District
Philadelphia Metro District
South Jersey District

PHOENIX	John Curran
Arizona District
Albuquerque District
Nevada-Sierra District
Salt Lake District

PITTSBURGH	Tammy Mayle
Erie District
Pittsburgh District
Cleveland District
Appalachian District
Columbus District
Cincinnati District
Kentuckiana District

SAN FRANCISCO	Nestor Masangcay
Honolulu District
Sacramento District
San Francisco District
Bay Valley District

SEATTLE	Dave Schroader
Portland District
Seattle District
Spokane District
Big Sky District
Alaska District

WASHINGTON	Lamont Green
Baltimore District
Richmond District
Capital District
Northern Virginia District

Attachment B (to Attachment 8)

ACN Contact Listing for Postal Service Inspectors

October 2, 2017

Jerome Hudson

Senior Security Specialist

Email:

Phone:

James Spivey

Manager Corporate Security

Email:

Phone:

Sean Driver

Senior Manager Corporate Security

Email:

Phone:

Lynn Attkisson

Senior Security Specialist

Email:

Phone: